UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 26, 2017

DOWDUPONT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

c/o The Dow Chemical Company	c/o E. I. du Pont de Nemours and Company
2030 Dow Center, Midland, MI 48674	974 Centre Road, Wilmington, DE 19805
(989) 636-1000	(302) 774-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

Effective August 31, 2017, pursuant to the merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (the "Merger Agreement"), The Dow Chemical Company ("Dow") and E. I. du Pont de Nemours and Company ("DuPont") each merged with wholly owned subsidiaries of DowDuPont Inc. ("DowDuPont" or the "Company") (the "Mergers") and, as a result of the Mergers, Dow and DuPont became subsidiaries of DowDuPont (collectively, the "Merger"). For informational purposes only, the Company is furnishing unaudited pro forma combined statements of income (the "unaudited pro forma income statements") and selected unaudited pro forma historical segment information as set forth in Exhibit 99.1 to this Current Report on Form 8-K. The financial information is presented as if the Merger had been consummated on January 1, 2016 and combines the historical results of Dow and DuPont.

This Form 8-K reflects the new segment structure of DowDuPont. Following the Merger, new reportable segments were created and DowDuPont began to manage and report its operating results through the new reportable segments: Agriculture; Performance Materials & Coatings; Industrial Intermediates & Infrastructure; Packaging & Specialty Plastics; Electronics & Imaging; Nutrition & Biosciences; Transportation & Advanced Polymers; Safety & Construction and Corporate. DowDuPont will report geographic information for the following areas: U.S. & Canada, Asia Pacific, Latin America and Europe, Middle East, and Africa ("EMEA"). As a result of the Merger, Dow changed the geographic alignment for the country of India to be reflected in Asia Pacific (previously reported in EMEA) and aligned Puerto Rico to U.S. & Canada (previously reported in Latin America).

Additionally, the unaudited pro forma income statements have been prepared based upon currently available information and assumptions deemed appropriate by management. The unaudited pro forma income statements and pro forma historical segment information are not necessarily indicative of what DowDuPont’s results of operations actually would have been had the Merger been completed on January 1, 2016. In addition, the unaudited pro forma income statements and pro forma historical segment information do not purport to project the future operating results of the Company.

The information contained in this Form 8-K is being furnished pursuant to Regulation FD in order to provide the financial community with summary financial information and historical data that is on a basis consistent with how DowDuPont will report current financial information. The information will provide investors with tools that management uses to budget, make operating and strategic decisions and evaluate performance. This financial information should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Dow and DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods filed with the U.S. Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Corporate Profile, Unaudited Pro Forma Combined Statements of Income and Pro Forma Historical Segment Information adjusted to reflect the Merger and new segment structure, by quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC.
Registrant
Date: October 26, 2017

By:	/s/ JEANMARIE F. DESMOND	By:	/s/ RONALD C. EDMONDS
Name:	Jeanmarie F. Desmond	Name:	Ronald C. Edmonds
Title:	Co-Controller	Title:	Co-Controller
City:	Wilmington	City:	Midland
State:	Delaware	State:	Michigan

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corporate Profile, Unaudited Pro Forma Combined Statements of Income and Pro Forma Historical Segment Information adjusted to reflect the Merger and new segment structure, by quarter.

4